UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2012

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Stock Option and Restricted Stock Awards to Executive Officers

The Compensation Committee of the Company’s Board granted stock options and performance-based restricted stock awards to each of the Company’s executive officers effective January 12, 2012, as described in greater detail below.

The following table shows the maximum number of shares granted to each of our executive officers for these awards:

				2012	2011
Name and Position	Number of Shares of 3-Year Vest Restricted Stock (1)	Number of Shares of 2-Year Vest Restricted Stock (2)	Number of Stock Options (3)	Total Number of Shares	Total Number of Shares (4)
Kurt C. Hall
President, Chief Executive Officer and Chairman	73,502	49,001	73,502	196,005	294,008
Clifford E. Marks
President of Sales and Marketing	59,064	39,376	59,064	157,504	236,256
Gary W. Ferrera
Executive Vice President and Chief Financial Officer	29,602	18,501	29,602	77,705	111,007
Ralph E. Hardy
Executive Vice President and General Counsel	19,122	12,748	19,122	50,992	76,489
Earl B. Weihe
Executive Vice President and Chief Operations Officer	17,012	11,341	17,012	45,365	68,045

Executive Officers as a Group	198,302	130,967	198,302	527,571	785,805

(1)	Includes the maximum number of shares that will vest if actual cumulative Free Cash Flow equals 100% of the three-year cumulative Free Cash Flow target. If actual Free Cash Flow exceeds 100% of the Free Cash Flow target (up to 110% of Free Cash Flow), the number of shares will be increased ratably as set forth below for actual Free Cash Flow performance versus the target. As such, Mr. Hall could receive up to 36,751 additional shares; Mr. Marks could receive up to 29,532 additional shares; Mr. Ferrera could receive up to 14,801 additional shares; Mr. Hardy could receive up to 9,561 additional shares and Mr. Weihe could receive up to 8,506 additional shares for a total up to 99,151 additional shares to the Executive Officers as a Group.

The restricted stock awards are scheduled to vest based upon achievement of at least 90% of the actual cumulative Free Cash Flow target at the end of the three-year measurement period. The restricted stock awards include the right to receive dividend equivalents, subject to vesting. Below is a summary of how the number of vested shares of restricted stock will be determined based on the level of achievement of actual cumulative Free Cash Flow.

Award Vesting %	Free Cash Flow Target Actual%
100%	100%
50%	90%
None	<90%

If actual cumulative Free Cash Flow is between 90% and 100% of the target, the award will vest proportionately. If actual cumulative Free Cash Flow exceeds 100% of the Free Cash Flow target for the measurement period, the participant will receive an additional grant of shares of restricted stock that will vest 60 days following the last day of the measurement period. The number of additional shares of restricted stock will be determined by interpolation, but will not exceed 50% of the number of shares of restricted stock that vest as set forth above up to 110% of the targeted cumulative Free Cash Flow.

(2)	Includes the maximum number of shares that will vest if actual cumulative Free Cash Flow equals 100% of the two-year cumulative Free Cash Flow target. If actual Free Cash Flow exceeds 100% of the Free Cash Flow target (up to 110% of Free Cash Flow), the number of shares will be increased ratably as set forth below for actual Free Cash Flow performance versus the target. As such, Mr. Hall could receive up to 24,500 additional shares; Mr. Marks could receive up to 19,688 additional shares; Mr. Ferrera could receive up to 9,251 additional shares; Mr. Hardy could receive up to 6,374 additional shares and Mr. Weihe could receive up to 5,671 additional shares for a total up to 65,484 additional shares to the Executive Officers as a Group.

The restricted stock awards are scheduled to vest based upon achievement of at least 90% of the actual cumulative Free Cash Flow target at the end of the two-year measurement period. The restricted stock awards include the right to receive dividend equivalents, subject to vesting. Below is a summary of how the number of vested shares of restricted stock will be determined based on the level of achievement of actual cumulative Free Cash Flow.

Award Vesting %	Free Cash Flow Target Actual%
100%	100%
50%	90%
None	<90%

If actual cumulative Free Cash Flow is between 90% and 100% of the target, the award will vest proportionately. If actual cumulative Free Cash Flow exceeds 100% of the Free Cash Flow target for the measurement period, the participant will receive an additional grant of shares of restricted stock that will vest 60 days following the last day of the measurement period. The number of additional shares of restricted stock will be determined by interpolation, but will not exceed 50% of the number of shares of restricted stock that vest as set forth above up to 110% of the targeted cumulative Free Cash Flow.

The potential shares that would otherwise vest at the end of this two-year measurement period as described above will be reduced by the amount of vested shares from the January 11, 2011 restricted stock grant, if any. The Executive Officers were granted a total of 196,451 shares of restricted stock on January 11, 2011, of which 73,502 were to Mr. Hall; 59,064 to Mr. Marks; 27,752 to Mr. Ferrera; 19,122 to Mr. Hardy and 17,011 to Mr. Weihe.

3)	The stock options are scheduled to vest 33.33% each year over the next three years, subject to continuous service. The stock options have a 10-year term and an exercise price of $13.14, the closing price of the Company’s common stock on January 12, 2012, the date of approval of the grants.

4)	Refer to the Current Report on Form 8-K filed on January 19, 2011 for additional information regarding these grants.

Upon vesting of the restricted stock and exercise of the options described above, National CineMedia, LLC will issue common membership units to the Company equal to the number of shares of the Company’s common stock represented by such restricted stock and options.

2012 Base Salaries for Executive Officers

The Compensation Committee approved the following 2012 base salaries effective January 12, 2012:

	2012 Base Salary	2011 Base Salary	Percentage Increase
Name and Position	(in thousands)
Kurt C. Hall
President, Chief Executive Officer and Chairman	$765.1	$750.1	2%
Clifford E. Marks
President of Sales and Marketing	$737.8	$723.3	2%
Gary W. Ferrera
Executive Vice President and Chief Financial Officer	$371.4	$364.1	2%
Ralph E. Hardy
Executive Vice President and General Counsel	$286.6	$281.0	2%
Earl B. Weihe
Executive Vice President and Chief Operations Officer	$255.0	$250.0	2%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: January 17, 2012	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

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